Exhibit 4.10

 Power of Attorney

I, Bin Li, a citizen of the People’s Republic of China (“China” or the “PRC”) whose Identification Card No. is ********, and a holder of 80% of the equity interests in Beijing NIO Network Technology Co., Ltd. (“Beijing NIO Network”) as of the date of this Power of Attorney, hereby irrevocably authorize NIO Co., Ltd. (the “WFOE”) to exercise the following rights on my behalf relating to all equity interests held by me now and in the future in Beijing NIO Network (“My Shareholding”), during the term of this Power of Attorney:

The WFOE or the persons(s) designated by the WFOE (including without limitation to the directors of NIO Holding Co., Ltd, the parent company of the WFOE, and their successors as well as any liquidator in replacement of the directors of such parent company, but excluding any non-independent person or person that may cause conflicts of interest) (the “Attorney-In-Fact ”) is hereby authorized, as my sole and exclusive agent with full power, to act on behalf of myself with respect to all matters concerning My Shareholding, including without limitation to: 1) convening and attending shareholders’ meetings of Beijing NIO Network; 2) filing all necessary documents with relevant company registry; 3) exercising all of the shareholder’s rights and shareholder’s voting rights that I am entitled to under the laws of China and the articles of association of Beijing NIO Network, including without limitation to the right to receive dividends, sell or transfer or pledge or dispose of My Shareholding (in part or in whole); 4) representing myself in executing any resolutions and minutes and approving the amendments to the articles of association as a shareholder of Beijing NIO Network on my behalf; and 5) nominating, appointing or removing on behalf of myself the legal representative, directors, supervisors, general managers and other senior management members of Beijing NIO Network and filing a lawsuit or taking other legal actions against such legal representative, directors, supervisors, general managers and other senior management members of Beijing NIO Network when their actions harm the interests of Beijing NIO Network or its shareholders. Without written consent by the WFOE, I have no right to increase, decrease, transfer, re-pledge, or by any other manner to dispose of or change My Shareholding.

For the purpose of entrusting the rights under this Power of Attorney, the WFOE or the person(s) designated by the WFOE have the right to know all kinds of relevant information about the corporate operation, business, customers, finance, employees, etc. of Beijing NIO Network, for which I shall provide appropriate assistance at request.

I, without the prior written consent of the WFOE, will not directly or indirectly participate in, engage in, involve or own, or use any information obtained from the WFOE and Beijing NIO Network to participate in, engage in, involve or own any business that may compete with the WFOE, Beijing NIO Network or its affiliated companies or main businesses, nor will I hold any interests or gain benefits from any business that may compete with the WFOE, Beijing NIO Network or its affiliated companies or main businesses. For the avoidance of doubt, this Power of Attorney shall not be considered an authorization for me or other non-independent persons or persons that may cause conflicts of interest to exercise the rights conferred by this Power of Attorney.

If I become a person with no capacity for civil conduct or a person with limited capacity for civil conduct for any reason, all my guardians shall continue to perform their duties and have their rights, provided that they shall covenant to continue to comply with the terms of this Power of Attorney.

The Attorney-In-Fact shall have the right to, on behalf of myself, execute the Exclusive Option Agreement entered into by and among the WFOE, Beijing NIO Network and me on April 12, 2021 and the Equity Interest Pledge Agreement entered into by and among the WFOE, Beijing NIO Network and me on April 12, 2021 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”) and all the documents I shall sign as stipulated in the Transaction Documents, and to perform the terms of the Transaction Documents as scheduled. The exercise of such right shall not constitute any restriction or limit on the authority granted hereunder.

All the actions associated with My Shareholding conducted by the Attorney-In-Fact shall be deemed as my own actions, and all the documents related to My Shareholding executed by the Attorney-In-Fact shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the Attorney-In-Fact.

The Attorney-In-Fact have the right to re-authorize and may, at its own discretion, delegate its rights hereunder to other person or entity in respect of the aforesaid matters without giving prior notice to me or obtaining my consent. The Attorney-In-Fact shall designate a PRC citizen to exercise the aforementioned rights if so required by PRC laws.

Unless otherwise specified in this Power of Attorney, the Attorney-In-Fact has the right to allocate, use or otherwise dispose of cash dividends and other non-cash proceeds generated from My Shareholding in accordance with my oral or written instructions.

During my tenure as a shareholder of Beijing NIO Network, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

In the event of any dispute arising from the performance of this Power of Attorney or in connection with this Power of Attorney, either I or the Attorney-In-Fact is entitled to submit the dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with its arbitration procedures and rules then in effect. The arbitration tribunal shall consist of three arbitrators to be appointed in accordance with the arbitration rules. The claimant and the respondent shall respectively appoint one arbitrator, and the third arbitrator shall be appointed by the first two arbitrators through negotiations or designated by Shanghai International Economic and Trade Arbitration Commission. The arbitration proceedings shall be conducted in Chinese in a confidential manner. The arbitration award shall be final and binding upon the parties thereto. Under appropriate circumstances, the arbitration tribunal or arbitrators may award compensation, injunctive relief in respect of either my or the Attorney-In-Fact’s equities, assets, property rights or land assets in accordance with the dispute resolution clause and/or applicable PRC laws, including restriction on conduct of business, restriction or prohibition of transfer or sale of equities or assets, or proposal for the winding-up of the party concerned. In addition, in the course of forming the tribunal, either I or the Attorney-In-Fact shall have the right to file an application to any court with competent jurisdiction (including courts in Hong Kong, Cayman Islands and places of incorporation of any party of the Attorney-In-Fact (namely Beijing, China and Shanghai, China) and places where either my or the Attorney-In-Fact’s main assets are located) for the grant of temporary reliefs. During the arbitration proceeding, this Power of Attorney shall continue to be valid except for the part which is disputed by either the Attorney-In-Fact or me and subject to arbitration.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the Attorney-In-Fact through this Power of Attorney, and shall not exercise such rights by myself.

(THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Power of Attorney on April 12, 2021 with immediate effect.

Principal:

Bin LI

Signature:	/s/ Bin LI

Accepted by:

NIO Co., Ltd. (seal)

Signed by:	/s/ Lihong Qin
Name: Lihong Qin
Title: Legal Representative

Acknowledged by:

Beijing NIO Network Technology Co., Ltd. (seal)

Signed by:	/s/ Lihong Qin
Name: Lihong Qin
Title: Legal Representative

 Power of Attorney

I, Lihong Qin, a citizen of the People’s Republic of China (“China” or the “PRC”) whose Identification Card No. is ********, and a holder of 20% of the equity interests in Beijing NIO Network Technology Co., Ltd. (“Beijing NIO Network”) as of the date of this Power of Attorney, hereby irrevocably authorize NIO Co., Ltd. (the “WFOE”) to exercise the following rights on my behalf relating to all equity interests held by me now and in the future in Beijing NIO Network (“My Shareholding”), during the term of this Power of Attorney:

The WFOE or the persons(s) designated by the WFOE (including without limitation to the directors of NIO Holding Co., Ltd, the parent company of the WFOE, and their successors as well as any liquidator in replacement of the directors of such parent company, but excluding any non-independent person or person that may cause conflicts of interest) (the “Attorney-In-Fact ”) is hereby authorized, as my sole and exclusive agent with full power, to act on behalf of myself with respect to all matters concerning My Shareholding, including without limitation to: 1) convening and attending shareholders’ meetings of Beijing NIO Network; 2) filing all necessary documents with relevant company registry; 3) exercising all of the shareholder’s rights and shareholder’s voting rights that I am entitled to under the laws of China and the articles of association of Beijing NIO Network, including without limitation to the right to receive dividends, sell or transfer or pledge or dispose of My Shareholding (in part or in whole); 4) representing myself in executing any resolutions and minutes and approving the amendments to the articles of association as a shareholder of Beijing NIO Network on my behalf; and 5) nominating, appointing or removing on behalf of myself the legal representative, directors, supervisors, general managers and other senior management members of Beijing NIO Network and filing a lawsuit or taking other legal actions against such legal representative, directors, supervisors, general managers and other senior management members of Beijing NIO Network when their actions harm the interests of Beijing NIO Network or its shareholders. Without written consent by the WFOE, I have no right to increase, decrease, transfer, re-pledge, or by any other manner to dispose of or change My Shareholding.

For the purpose of entrusting the rights under this Power of Attorney, the WFOE or the person(s) designated by the WFOE have the right to know all kinds of relevant information about the corporate operation, business, customers, finance, employees, etc. of Beijing NIO Network, for which I shall provide appropriate assistance at request.

I, without the prior written consent of the WFOE, will not directly or indirectly participate in, engage in, involve or own, or use any information obtained from the WFOE and Beijing NIO Network to participate in, engage in, involve or own any business that may compete with the WFOE, Beijing NIO Network or its affiliated companies or main businesses, nor will I hold any interests or gain benefits from any business that may compete with the WFOE, Beijing NIO Network or its affiliated companies or main businesses. For the avoidance of doubt, this Power of Attorney shall not be considered an authorization for me or other non-independent persons or persons that may cause conflicts of interest to exercise the rights conferred by this Power of Attorney.

If I become a person with no capacity for civil conduct or a person with limited capacity for civil conduct for any reason, all my guardians shall continue to perform their duties and have their rights, provided that they shall covenant to continue to comply with the terms of this Power of Attorney.

The Attorney-In-Fact shall have the right to, on behalf of myself, execute the Exclusive Option Agreement entered into by and among the WFOE, Beijing NIO Network and me on April 12, 2021 and the Equity Interest Pledge Agreement entered into by and among the WFOE, Beijing NIO Network and me on April 12, 2021 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”) and all the documents I shall sign as stipulated in the Transaction Documents, and to perform the terms of the Transaction Documents as scheduled. The exercise of such right shall not constitute any restriction or limit on the authority granted hereunder.

All the actions associated with My Shareholding conducted by the Attorney-In-Fact shall be deemed as my own actions, and all the documents related to My Shareholding executed by the Attorney-In-Fact shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the Attorney-In-Fact.

The Attorney-In-Fact have the right to re-authorize and may, at its own discretion, delegate its rights hereunder to other person or entity in respect of the aforesaid matters without giving prior notice to me or obtaining my consent. The Attorney-In-Fact shall designate a PRC citizen to exercise the aforementioned rights if so required by PRC laws.

Unless otherwise specified in this Power of Attorney, the Attorney-In-Fact has the right to allocate, use or otherwise dispose of cash dividends and other non-cash proceeds generated from My Shareholding in accordance with my oral or written instructions.

During my tenure as a shareholder of Beijing NIO Network, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

In the event of any dispute arising from the performance of this Power of Attorney or in connection with this Power of Attorney, either I or the Attorney-In-Fact is entitled to submit the dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with its arbitration procedures and rules then in effect. The arbitration tribunal shall consist of three arbitrators to be appointed in accordance with the arbitration rules. The claimant and the respondent shall respectively appoint one arbitrator, and the third arbitrator shall be appointed by the first two arbitrators through negotiations or designated by Shanghai International Economic and Trade Arbitration Commission. The arbitration proceedings shall be conducted in Chinese in a confidential manner. The arbitration award shall be final and binding upon the parties thereto. Under appropriate circumstances, the arbitration tribunal or arbitrators may award compensation, injunctive relief in respect of either my or the Attorney-In-Fact’s equities, assets, property rights or land assets in accordance with the dispute resolution clause and/or applicable PRC laws, including restriction on conduct of business, restriction or prohibition of transfer or sale of equities or assets, or proposal for the winding-up of the party concerned. In addition, in the course of forming the tribunal, either I or the Attorney-In-Fact shall have the right to file an application to any court with competent jurisdiction (including courts in Hong Kong, Cayman Islands and places of incorporation of any party of the Attorney-In-Fact (namely Beijing, China and Shanghai, China) and places where either my or the Attorney-In-Fact’s main assets are located) for the grant of temporary reliefs. During the arbitration proceeding, this Power of Attorney shall continue to be valid except for the part which is disputed by either the Attorney-In-Fact or me and subject to arbitration.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the Attorney-In-Fact through this Power of Attorney, and shall not exercise such rights by myself.

(THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Power of Attorney on April 12, 2021 with immediate effect.

HIDDEN_ROW
Principal:

Lihong Qin

Signature:	/s/ Lihong Qin

Accepted by:

NIO Co., Ltd. (seal)

Signed by:	/s/ Lihong Qin
Name: Lihong Qin
Title: Legal Representative

Acknowledged by:

Beijing NIO Network Technology Co., Ltd. (seal)

Signed by:	/s/ Lihong Qin
Name:	Lihong Qin
Title: Legal Representative